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                                                                         [Texas]
                                                            LOAN NO. 20028043003

                                 PROMISSORY NOTE

Dated: February 27, 2003                                             $ 4,400,000
San Antonio, Texas


        FOR VALUE RECEIVED, the undersigned, Wellington Apartments, L.L.C., a Delaware limited liability company having an address of 921 Bergen Avenue, Jersey City, New Jersey, 07306 (the "Maker"), does hereby covenant and promise to pay to the order of Merrill Lynch Mortgage Lending, Inc., having an address at 4 World Financial Center, 250 Vesey Street, New York, NY, 10080 (the "Holder"), or at such other place as Holder may from time to time designate in writing, the principal sum of FOUR MILLION FOUR HUNDRED THOUSAND DOLLARS ($ 4,400,000), in lawful money of the United States of America, and all other amounts due or becoming due hereunder, with interest on the principal sum outstanding from time to time (the "Principal Amount") from the date hereof on the terms herein provided through the date that the loan evidenced hereby (the "Loan") is repaid in full, in lawful money of the United States of America, at an interest rate of five and seventy five thousandths percent (5.75 %) per annum (the "Interest Rate"). All capitalized terms not defined herein shall have the same meanings set forth in the Mortgage (as hereinafter defined).

                            SECTION I. PAYMENT TERMS

         A. Payments under this Note shall be due and payable as follows:

                (1) interest from the date hereof through the last day of the current month shall be paid on the date hereof; thereafter

                (2) interest and principal shall be due and payable in equal consecutive monthly installments of TWENTY FIVE THOUSAND SIX HUNDRED SEVENTY SEVEN AND 21/100 DOLLARS ($ 25,677.21) on the first day of each and every calendar month (each, a "Payment Date") commencing in April, 2003; and

                (3) the entire Principal Amount, together with all accrued and unpaid interest and any other charges due hereon shall be due and payable on the Payment Date in March, 2013 (the "Maturity Date").

         B. Interest shall be computed and shall be payable using the actual number of days elapsed for the relevant payment period, based on a 360-day year and actual days elapsed provided that such method of calculation does not cause the effective rate of interest on the Loan to exceed the Maximum Amount (as hereinafter defined). Amortization of the Principal Amount shall be in accordance with the amortization schedule attached hereto as Schedule A. In computing the number of days during which interest accrues on any amount outstanding hereunder, the first date from which interest is stated to accrue hereunder shall be included and the date of payment of such amount to Holder shall be excluded.


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         C. All payments made pursuant to this Note shall be made by check
(subject to collection) or by wire transfer to Holder's office. Such payments must be received by Holder before 1:00 p.m., Eastern Time, in order to be credited as a payment received that date.

         D. All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

         E. Provided no Event of Default ("Event of Default") exists under that certain Multifamily Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing dated as of the date hereof, given by Maker to Charles Odom, Esq., as trustee, for the benefit of Holder, which encumbers certain property described therein (the "Property") and secures the Loan evidenced by this Note (the "Mortgage"), all payments received by Holder on this Note shall be applied first, to the repayment of sums advanced by Holder to protect or preserve the Property pursuant to the Mortgage and other loan documents relating to the Loan (the "Loan Documents"), second, to late charges and other premiums and charges, third, to interest and finally, to principal. Notwithstanding the foregoing, from and after an Event of Default, all payments received by Holder on this Note shall be applied by Holder to principal, interest and/or other charges due hereunder or under the other Loan Documents in such order as Holder shall determine in its sole discretion.

         F. To the extent that Maker makes any payment or Holder receives any payment or proceeds for Maker's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the obligations of Maker hereunder intended to be satisfied shall be reinstated and continue as if such payment or proceeds had not been received by Holder.

                     SECTION II. NO PREPAYMENTS; DEFEASANCE

         A. For purposes of this provision, the following definitions shall apply:

            (1) "Code" shall mean the Internal Revenue Code of 1986 as amended from time to time or any successor statute.

            (2) "Defeasance Collateral" shall mean U.S. Obligations (as hereinafter defined) which are identified by Maker (but if not identified by Maker, then selected by Holder) and that provide for payments prior, but as close as possible, to the Payment Dates for all Scheduled Defeasance Payments (as hereinafter defined), with each payment on such U.S. Obligations (together with any unexpended portion of any prior payment) being equal to or greater than the corresponding Scheduled Defeasance Payment.

            (3) "Defeasance Deposit" shall mean an amount in immediately available funds equal to the sum of the cost of the Defeasance Collateral and all costs and expenses incurred or to be incurred in connection therewith, including without limitation any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the defeasance of the Loan.

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            (4) "Rating Agencies" shall mean each of Standard & Poor's Ratings
Group, Moody's Investors Service, Inc., Fitch, Inc. or any successors thereto.

            (5) "REMIC" shall mean a "real estate mortgage investment conduit" as such term is defined in Section 860D(a) of the Code.

            (6) "Scheduled Defeasance Payments" shall mean all successive scheduled payments due hereunder on each Payment Date after the Defeasance Date (as hereinafter defined), including the amounts due on the Maturity Date.

            (7) "Startup Day" shall mean the "startup day", as such term is defined in Section 860G(a)(9) of the Code, of any REMIC that holds this Note.

            (8) "U.S. Obligations" shall mean direct non-callable obligations of the United States of America, reasonably acceptable to Holder.

         B. Maker shall not be entitled to prepay this Note in whole or in part at any time. Notwithstanding the foregoing, (i) this Note may be prepaid in whole during the three (3) month period prior to the Maturity Date, without any Prepayment Charge (as defined in Section VI hereof) or similar premium, provided that no Event of Default exists and (ii) no Prepayment Charge or similar premium shall be payable with respect to a prepayment resulting from Holder's election to apply any proceeds paid in connection with a casualty to or condemnation of the Property to reduce the indebtedness evidenced hereby.

         C. Notwithstanding anything contained herein to the contrary, at any time after the date which is the earlier to occur of (i) two (2) years after the Startup Day or (ii) four (4) years after the date hereof if the aforesaid Startup Day shall not have occurred during such four (4) years and, in either case, provided no default exists hereunder and no Event of Default exists, Maker may cause the Property to be released from the lien of the Mortgage and the Defeasance Collateral to be substituted therefor as security for the Loan, subject to the satisfaction of the following conditions precedent (a "Defeasance Event"):

            (1) not less than thirty (30) days' prior written notice shall be given by Maker to Holder specifying a Payment Date (the "Defeasance Date") on which the Defeasance Event is to occur;

            (2) all accrued and unpaid interest and all other sums due under this Note and under the other Loan Documents up to and including the Defeasance Date and all costs and expenses incurred by Holder or its agents in connection with the Defeasance Event (including, without limitation, the review of the proposed Defeasance Collateral and the preparation of the Defeasance Security Agreement (as hereinafter defined), legal opinions, mathematical verifications by a certified public accountant and related documentation), shall be paid in full on or prior to the Defeasance Date;

            (3) Maker shall remit the Defeasance Deposit to Holder;

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            (4) Maker shall execute and deliver, or cause to be executed and delivered, to Holder on or prior to the Defeasance Date:

                (a) a pledge and security agreement, in form and substance reasonably satisfactory to Holder, creating a first priority security interest in favor of Holder in the Defeasance Collateral (the "Defeasance Security Agreement"), which shall provide, among other things, that any excess received by Holder from the Defeasance Collateral over the amounts payable by Maker hereunder, to the extent not required to make subsequent payments due hereunder, shall be refunded to Maker promptly after each monthly Payment Date;

                (b) a certificate of Maker certifying that all of the requirements set forth in this Section II.C have been satisfied and that the defeasance of the Loan is being undertaken to facilitate the disposition of the Property or other customary commercial transaction;

                (c) an opinion of counsel in form and substance reasonably satisfactory to Holder (i) from counsel to Holder stating, among other things, that Holder has a perfected first priority security interest in the Defeasance Collateral and, if this Note is owned by a REMIC at the time of the Assumption (as hereinafter defined), if applicable, the Assumption will not adversely affect the federal income tax treatment of such REMIC under the applicable provisions of the Code or cause such REMIC to incur any liability for federal income taxes and (ii) from counsel for Maker stating, among other things, that the Defeasance Security Agreement is enforceable against Maker in accordance with its terms;

                (d) if required by Holder in its reasonable discretion, evidence in writing from the applicable Rating Agencies to the effect that the defeasance of the Loan will not result in a downgrading, withdrawal or qualification of the respective ratings of any securities backed by this Note (including, without limitation, any securities issued by a REMIC which holds this Note) which ratings are in effect immediately prior to such Defeasance Event;

                (e) Maker and any guarantor or indemnitor of Maker's obligations under the Loan Documents for which Maker has personal liability shall execute and deliver to Holder such documents and agreements as Holder shall reasonably require to evidence and effectuate the ratification of such personal liability and guaranty or indemnity, respectively;

                (f) a ratification of all representations and obligations under the Loan Documents and such other certificates, documents or instruments as Holder may reasonably require; and

                (g) if required by the Rating Agencies, a certificate from a certified public accountant that the Defeasance Collateral is sufficient to cover the remaining interest and principal payments under the Loan.

            (5) Maker, as directed by Holder, shall have duly endorsed or shall cause the holder thereof to have duly endorsed the Defeasance Collateral or shall have accompanied the Defeasance Collateral by a written instrument of transfer in form and substance reasonably satisfactory to Holder (including, without limitation, such instruments as may be required by the depository institution holding such securities or the issuer thereof, as the case may be, to effectuate book-entry transfers and pledges through the book-entry facilities of such institution or issuer) in order to perfect upon the delivery of the Defeasance Security Agreement a first priority security interest in the Defeasance Collateral in favor of Holder in conformity with all applicable state and federal laws governing the granting of such security interests;

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         D. Maker hereby appoints Holder as its agent and attorney-in-fact for the purpose of using the Defeasance Deposit to purchase for the account of Maker the Defeasance Collateral at then-prevailing market prices, using the means and sources customarily employed and available to Holder to effectuate such purchases. The Defeasance Collateral shall be arranged such that payments received from such Defeasance Collateral shall be paid directly to Holder to be applied on account of the indebtedness evidenced by this Note. Any portion of the Defeasance Deposit in excess of the amount necessary to purchase the Defeasance Collateral and to satisfy Maker's obligations under Section II.C hereof shall be remitted to Maker following such purchase.

         E. Upon compliance with the requirements of Section II.C hereof, the Property shall be released from the lien of the Mortgage and the other Loan Documents, and the Defeasance Collateral shall constitute collateral which shall secure this Note. Holder shall, at Maker's expense, execute and deliver any documents reasonably requested by Maker to release the Property from the lien of the Mortgage.

         F. Upon the release of the Property from the lien of the Mortgage in accordance with Section II.E hereof, Maker shall, at the election and direction of the Holder, assign the Defeasance Collateral and all its rights and obligations under this Note, the other Loan Documents and under the Defeasance Security Agreement to a successor obligor which shall be a single purpose, bankruptcy-remote entity and otherwise reasonably satisfactory to Holder (the "Successor Maker") provided that the Successor Maker executes an assumption agreement in form and substance reasonably satisfactory to Holder (the "Assumption Agreement") pursuant to which Successor Maker assumes Maker's obligations under this Note, the other Loan Documents and the Defeasance Security Agreement other than those which are described in Sections II.C(4)(e) and (f) hereof (the "Assumption"). Maker shall, at such time, (x) deliver to Holder an opinion, in form and substance and by counsel reasonably satisfactory to Holder, stating, among other things, that the Assumption Agreement is enforceable against Maker and such Successor Maker in accordance with its terms and that, upon the Assumption, this Note and the Defeasance Security Agreement are enforceable against the Successor Maker in accordance with their respective terms, and (y) pay all costs and expenses incurred by Holder or its agents in connection with the Assumption (including, without limitation, the review of the proposed Successor Maker and the preparation of the Assumption Agreement, legal opinions and related documentation). Upon such Assumption, Maker shall be relieved of its obligations hereunder, under the other Loan Documents and under the Defeasance Security Agreement, except for those which are set forth in Sections II.C(4)(e) and (f) hereof.

         G. Upon the release of the Property from the lien of the Mortgage in accordance with Section II.E hereof, neither Maker nor any Successor Maker shall have any right to prepay this Note pursuant to the other provisions of this Section or otherwise.

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                           SECTION III. DEFAULT RATE

         A. Upon the occurrence of and for so long as an Event of Default exists, in Holder's sole discretion, Borrower shall pay interest on the Principal Amount and all such other amounts due under the Loan Documents at an annual rate equal to the lesser of (a) the Interest Rate plus four percent (4%) and (b) the maximum rate permitted by applicable law (the "Default Rate"), and shall be computed from the date performance was due through the date, if any, upon which full performance is rendered.

         B. To the extent permitted by law, interest shall continue to accrue at the Default Rate, notwithstanding the issuance of a judgment of foreclosure and sale, the conveyance of the Property through the exercise of a power of sale or otherwise; it being expressly understood and agreed that Maker's obligations hereunder shall not merge into any such judgment or conveyance and shall survive until the actual receipt by Holder of the full amount of the Principal Amount and any other amounts due and payable hereunder which were not paid when due. The foregoing provisions shall not be construed as a waiver by Holder of its right to pursue any other remedies available to it under the Mortgage or any other Loan Document, nor shall it be construed to limit in any way the application of the Default Rate.

                            SECTION IV. LATE CHARGE

         In addition to any interest which may be charged hereunder, Maker shall pay to Holder a charge ("Late Charge") for the collection of late payments in an amount equal to five percent (5.0%) of any payment required hereunder (except as specifically set forth in this Section) which is not paid within ten (10) days after the Payment Date, as liquidated damages and not as a penalty. The collection of the Late Charge shall be subject to the provisions of Section VII below, and in no event shall the Late Charge exceed the Maximum Amount. Maker agrees that the Late Charge shall be due and payable upon all or any portion of the Principal Amount not repaid on or before the Maturity Date. In no event shall Holder apply the Late Charge to the Principal Amount upon the acceleration of the Loan prior to the Maturity Date. Maker recognizes that its default in making any payment as provided herein or in any other Loan Document as agreed to be paid when due, or the occurrence of any other Event of Default, will require Holder to incur additional expense in servicing and administering the Loan in loss to Holder of the use of the money due and in frustration to Holder in meeting its other financial and loan commitments and that the damages caused thereby would be extremely difficult and impractical to ascertain. Nothing in this Note shall be construed as an obligation on the part of Holder to accept, at any time, less than the full amount then due hereunder or as a waiver or limitation of Holder's right to compel prompt performance.

                             SECTION V. NON-RECOURSE

         A. Holder agrees that it will look solely to the Property and such other collateral, if any, as may now or hereafter be given to secure the repayment of the indebtedness evidenced hereby. No other property or assets of Maker, or any partner, member or principal of Maker, shall be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Holder, or for any payment required to be made under this Note or any of the other Loan Documents or for the performance of any of the covenants or warranties contained in the Loan Documents.

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         B. The foregoing provisions of this Section shall not (i) constitute a waiver of the obligations secured by or arising under the Mortgage or the other Loan Documents, (ii) limit the right of Holder to name Maker or the partners, members or principals of Maker as parties in any action or suit for judicial foreclosure and sale under the Mortgage or the other Loan Documents or with respect to any other remedies available to Holder thereunder, so long as no monetary judgment shall be enforced against Maker or any partner, member or principal of Maker, except to the extent of the Property or such collateral,
(iii) release, reduce or impair this Note, the indebtedness evidenced hereby, or the lien of the Mortgage, (iv) prevent or in any way hinder Holder from exercising any remedy available to Holder under this Note or any of the Loan Documents including, without limitation, the appointment of a receiver or naming Maker or, if necessary in order to ensure the availability of Holder's remedies as set forth in the Loan Documents, any person, entity, association or joint venture ("Person") owning an interest in Maker in any action, suit or proceeding in connection with the exercise of any such remedy, as long as no monetary judgment, including a deficiency judgment, shall be enforced against any assets of Maker or any Person owning an interest in Maker, other than the Property or such other collateral, or (v) release or limit the liability of Maker, any guarantor hereof or any indemnitor under the indemnity agreement dated as of the date hereof, by Wilshire Oil Company of Texas in favor of Holder (the "Indemnity") or the environmental indemnity dated as of the date hereof, by Maker and Wilshire Oil Company of Texas in favor of Holder (the "Environmental Indemnity") or affect in any way the validity or enforceability of the Indemnity, the Environmental Indemnity or any guaranty given in connection with this Note or any of the other Loan Documents.

         C. Notwithstanding any provision hereof or in any Loan Document to the contrary, Maker shall be personally liable hereunder for any and all liabilities, obligations, losses, damages, costs, expenses (including reasonable attorneys' fees, costs and disbursements), causes of action, suits, claims, demands and judgments paid, imposed upon Holder or to which the Holder may be subject, or any reduction in amounts recovered by Holder directly or indirectly (including, without limitation, any diminution in value of the Property or Holder's security interest therein) as a result of Maker, or any Affiliate, indemnitor, guarantor, agent or employee of Maker:

            (1) misapplying or misappropriating any proceeds of insurance policies or condemnation awards in connection with the Property;

            (2) misapplying (under any lease, the Mortgage or any other agreement) or misappropriating any Rents, security deposits or other refundable deposits paid to or held by or on behalf of Holder;

            (3) receiving any Rent or other payments under Leases more than one month in advance;

            (4) committing waste, arson or damage to the Property as a result of intentional misconduct or gross negligence;



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            (5) removing any Equipment or other Property in violation of the
                Mortgage or other Loan Documents;

            (6) failing to fully comply with Article XIII of the Mortgage and any other provision of the Loan Documents relating to hazardous or toxic substances or compliance with environmental laws and regulations;

            (7) committing fraud or making any material misrepresentation in connection with the Loan or the ownership, use, operation or management of the Property;

            (8) transferring or encumbering the Property in violation of Article
                VIII of the Mortgage; or

            (9) failing to maintain the existence of Maker as a Special-Purpose
                Entity or otherwise failing to comply with Article XII of the Mortgage.

         D. Nothing contained herein shall be deemed to be a waiver of any right of Holder under Section 506(a), 506(b), 1111(b) or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any successor thereto, or similar provisions under applicable state law to file a claim for the full amount of the indebtedness owing to Holder in accordance with this Note and the other Loan Documents.

                              SECTION VI. REMEDIES

         A. So long as an Event of Default exists, at the option of Holder, the following amounts shall become immediately due and payable: (1) the entire Principal Amount, all accrued interest thereon and all other fees, charges and sums due and payable hereunder, (2) all costs or expenses in connection with the enforcement of Holder's rights hereunder, and (3) a prepayment charge (the "Prepayment Charge") equal to the greater of (a) 1% of the Principal Amount or
(b) the positive difference, if any, between (x) the present value on the date of such acceleration of all future installments which Maker would otherwise be required to pay under this Note during the original term hereof absent such acceleration, including the unpaid Principal Amount which might otherwise be due upon the scheduled Maturity Date absent such acceleration, with such present value being determined by the use of a discount rate equal to the yield to maturity (adjusted to a "Mortgage Equivalent Basis" pursuant to the standards and practices of the Securities Industry Association), on the date of such acceleration, of the United States Treasury Security having the term to maturity closest to what otherwise would have been the remaining term hereof absent such acceleration, and (y) the Principal Amount on the date of such acceleration. Failure of Holder to require any of these payments shall not constitute a waiver of the right to require the same in the event of any subsequent default or to exercise any other remedy available to Holder hereunder, under any other Loan Document or at law or in equity. Notwithstanding the foregoing, (i) no Prepayment Charge shall be payable with respect to a prepayment resulting from Holder's election to apply any proceeds paid in connection with a casualty to or condemnation of the Property to reduce the indebtedness evidenced hereby, and
(ii) any Prepayment Charge imposed on account of any acceleration of the maturity of this Note or any other involuntary payment of indebtedness evidenced by this Note, together with all interest contracted for, charged, taken, reserved or received by Holder, shall be subject to provisions of Section VII hereof and shall not exceed the Maximum Amount or the maximum amount of interest permitted to be contracted for, charged, taken, reserved or received on or in connection with this Note under applicable law for the actual period of existence of the loan evidenced by this Note.

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         B. No remedy herein conferred upon or reserved to Holder is intended to be exclusive of any other remedy or remedies available to Holder under this Note, any other Loan Document or at law or in equity, and each and every such remedy shall be cumulative and exercisable in any order and as many times as Holder deems expedient.

         C. Maker agrees to pay all costs and expenses of collection incurred by Holder hereunder including, without limitation, reasonable attorneys' fees and disbursements, and all costs and expenses incurred in connection with the pursuit by Holder of any of its rights or remedies hereunder, under the Mortgage or any of the other Loan Documents, whether involving the preservation of Property, protection of the lien of the Mortgage, suit on this Note, participation in any foreclosure proceeding, any out-of-court workout or settlement or any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Note or any other Loan Document. All such costs and expenses shall be payable on demand with interest thereon to be calculated at the Default Rate and shall be secured by the Mortgage and other Loan Documents.

                          SECTION VII. SAVINGS CLAUSE

         This Note is subject to the express condition that at no time shall Maker be obligated or required to pay interest on the Principal Amount at a rate which could subject Holder to either civil or criminal liability as a result of being in excess of the maximum interest rate which Maker is permitted by applicable law to contract or agree to pay (the "Maximum Amount"). If, by the terms of this Note, Maker is at any time required or obligated to pay interest on the Principal Amount at a rate in excess of such maximum rate, the rate of interest shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all previous payments in excess of such maximum rate shall be deemed to have been payments in reduction of the principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Holder for the use, forbearance, or detention of the Principal Amount shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of this Note until payment in full so that the rate or amount of interest on account of the Principal Amount does not exceed the applicable maximum lawful rate of interest from time to time in effect. This provision shall supersede any inconsistent provision of this Note or any other Loan Document.

         To the extent that Texas law determines the Maximum Amount, the applicable interest rate ceiling shall be the "weekly ceiling" from time to time in effect, as defined and calculated in accordance with Article 303.003 of the Texas Finance Code (the "Code"), shall be applicable to the indebtedness evidenced hereby; provided, however, that Holder may, in accordance with and to the extent permitted by applicable law, from time to time revise its election of the "weekly rate ceiling" as to current and future balances outstanding, and may use the "quarterly ceiling" from time to time in effect, as such term is defined and calculated in Article 303.006 of the Code, or any other legally available "ceiling" as the Maximum Amount under Texas law; provided further, that if the Maximum Amount as determined under any applicable federal law shall at any time exceed the maximum rate of interest as determined under applicable Texas law, then to the extent permitted by law, the applicable federal rate shall be deemed controlling for purposes of determining the Maximum Amount during such period of time. The indebtedness evidenced by this Note is a "commercial loan" under
Section 306, et seq. of the Code. In no event shall the provisions of Chapter 346 (which regulates certain revolving credit loan amounts and revolving tri-party accounts) of the Texas Finance Code be applicable to the indebtedness evidenced hereby. If from any possible construction of any document, interest would otherwise be payable hereunder or under any other Loan Document in excess of the Maximum Amount, or in the event for any reason whatsoever any payment by or act of Maker pursuant to the terms or requirements hereof or of any other


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Loan Document shall result in the payment of interest which would exceed the
Maximum Amount, then any such construction shall be subject to the provisions of this Section, and ipso facto such document shall be automatically reformed, without the necessity of the execution of any amendment or new document, so that the obligation of Maker to pay interest or perform such act or requirement shall be reduced to the limit authorized under applicable legal requirements, and in no event shall Maker be obligated to pay any interest, perform any act, or be bound by any requirement which would result in the payment of interest in excess of the Maximum Amount. Any amount received by Holder in excess of the Maximum Amount shall, without further agreement or notice between or by any party hereto, be deemed applied to reduce the Principal Amount immediately upon receipt of such moneys by Holder, with the same force and effect as though Maker had specifically designated such sums to be applied to principal prepayment (but without payment of the premium provided for in Section II.B of this Note), or if the principal has been fully repaid, shall be refunded to the Maker. The right to accelerate the maturity of this Note or any other secured indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Holder does not intend to charge or receive any unearned interest in the event of acceleration. The provisions of this Section shall supersede any inconsistent provision of this Note or any other Loan Document.

                          SECTION VIII. MISCELLANEOUS

         A. Note Secured. This Note is secured by the Mortgage and the other Loan Documents.

         B. Severability. Whenever possible, each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited by or invalid or unenforceable under the applicable law of any jurisdiction with respect to any Person or circumstance, such provision shall be ineffective to the extent of such prohibition, invalidity or unenforceability, without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction or with respect to other Persons or circumstances. To the extent permitted by applicable law, the parties hereto hereby waive any provision of law that renders any provision hereof prohibited, invalid or unenforceable in any respect.

         C. Waivers. Maker hereby waives valuation and appraisement, presentment, protest and demand, notice of protest, demand and dishonor and nonpayment, notice of intent to accelerate the maturity hereof and notice of acceleration of this Note. To the extent permitted by law, Maker hereby expressly waives the right to receive any notice from Holder with respect to any matter for which the Loan Documents do not expressly provide for the giving of notice by Holder to Maker.

         D. Agent for Service. Maker does hereby designate and appoint Sheldon
E. Jaffe having an address c/o Wilentz, Goldman & Spitzer, 90 Woodbridge Center Drive, Suite 900, Box 10, Woodbridge, New Jersey, 07095, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any suit, action or proceeding in any federal or state court in Texas, and agrees that service of process upon said agent at said address and written notice of said service of Maker mailed or delivered to Maker in the manner provided in the Mortgage shall be deemed in every respect effective service of process upon Maker in any such suit, action or proceeding in the State of Texas. Maker shall give prompt notice to Holder of any changed address of its authorized agent hereunder, may at any time and from time to time designate a substitute authorized agent with an office in Texas (which office shall be designated as the address for service of process), and shall promptly designate such a substitute if its authorized agent ceases to have an office in Texas or is dissolved without leaving a successor. No notice of change of designated agent by Maker or of such agent's address shall be or be deemed effective until thirty (30) days following Holder's receipt thereof.

         E. Participation. Holder shall have the right, without notice to or consent of Maker, (i) to sell, assign or otherwise transfer this Note and all of the other Loan Documents in connection with the Loan, or any of its interest therein and (ii) to transfer, assign or sell participations and subparticipations in this Note; provided, however, that no transfer or participation shall increase the obligations of Maker or otherwise adversely affect the rights and obligations of Maker and Holder hereunder or under any other Loan Documents.

         F. Use of Proceeds. Maker certifies that all of the Loan proceeds will be used exclusively for business or commercial purposes and not for any personal, family, household, agricultural or consumer purpose.

         G. Liability. If Maker consists of more than one Person, the obligations and liabilities of each such Person hereunder shall be joint and several.

         H. No Oral Modifications. This Note cannot be modified orally, but only by an agreement in writing signed by the party against whom enforcement of any modification is sought.

         I. WAIVER OF JURY TRIAL. MAKER AND HOLDER, TO THE FULL EXTENT PERMITTED BY LAW, EACH HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES HEREBY THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY EITHER OF THEM AGAINST THE OTHER BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO OR IN CONNECTION WITH THIS NOTE, THE LOAN OR ANY COURSE OF CONDUCT, ACT, OMISSION, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSON (INCLUDING, WITHOUT LIMITATION, SUCH PERSON'S DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH SUCH PERSON), IN CONNECTION WITH THE LOAN OR THIS NOTE, INCLUDING, WITHOUT LIMITATION, IN ANY COUNTERCLAIM WHICH MAKER MAY BE PERMITTED TO ASSERT HEREUNDER OR WHICH MAY BE ASSERTED BY HOLDER OR ITS AGENTS AGAINST MAKER, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THIS WAIVER BY MAKER OF ITS RIGHT TO A JURY TRIAL IS A MATERIAL INDUCEMENT FOR HOLDER TO MAKE THE LOAN.

         J. No Waivers by Holder. The failure of Holder to insist upon strict performance of any term hereof shall not be deemed a waiver of any of the obligations of Maker or any of the rights or remedies of Holder hereunder. Holder may waive any Event of Default or performance of Maker without waiving any other Event of Default or performance of Maker. Holder may remedy any Event of Default without waiving the Event of Default remedied. No delay in performance of any right or remedy of Holder shall be construed as a waiver of such right or remedy. Acceptance of any payment after the occurrence of an Event of Default shall not be deemed to waive or cure such Event of Default. Acceptance by Holder of any partial payment or partial performance by Maker shall not be deemed a waiver of full payment or full performance. No extension of time for the payment of any amounts due under this Note made by agreement with any Person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability of Maker hereunder, either in whole or in part, unless Holder agrees otherwise in writing.

         K. Offsets, Counterclaims and Defenses. Maker hereby knowingly waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Holder. Any assignee of this Note or any successor of Holder shall take this Note free and clear of all offsets, counterclaims or defenses which are unrelated to this Note which Maker may otherwise have against any assignor of this Note. No such unrelated counterclaim or defense shall be interposed or asserted by Maker in any action or proceeding brought by any such assignee upon this Note. Any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Maker.

         L. Time of the Essence. Time shall be of the essence in the performance of all obligations of Maker hereunder.

         M. Successors. All references herein to Maker and to Holder shall be deemed to include their respective heirs, executors, legal representatives, successors and assigns. Nothing in this Note, whether express or implied, shall be construed to give any Person (other than Holder) any legal or equitable right, remedy or claim under or in respect of this Note or any covenants or provisions contained herein.

         N. Governing Law. THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICT-OF-LAWS RULES OF THE STATE OF NEW YORK THAT MIGHT REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION) SHALL GOVERN THE ISSUE OF WHETHER ANY LATE PAYMENT CHARGE ARISING UNDER SECTION IV OF THIS NOTE IS VALID AND ENFORCEABLE AND THE ISSUE OF WHETHER THE INTEREST CONTRACTED FOR, CHARGED, TAKEN, RESERVED OR RECEIVED BY PAYEE ON OR IN CONNECTION WITH THIS NOTE OR ANY THE OTHER LOAN DOCUMENTS IS USURIOUS OR OTHERWISE UNLAWFUL. WITH REGARD TO ALL OTHER ISSUES, THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE APPLICABILITY OF ANY SUCH LAW MAY NOW OR HEREAFTER BE PREEMPTED BY FEDERAL LAW, IN WHICH SUCH CASE FEDERAL LAW SHALL SO GOVERN AND BE CONTROLLING.

         IN WITNESS WHEREOF, this Note has been duly executed by Maker, the day and year first above written.

Witness:

__________________________
Name:
__________________________
Name:
                                           MAKER:

                                           Wellington Apartments, L.L.C.
                                           a Delaware limited liability company

                                           By: Wellington Holding, Inc.
                                               a Delaware corporation
                                               Its Managing Member


                                           By: __________________________
                                               Philip G. Kupperman
                                               Its President

STATE OF TEXAS      )
                    )  ss.:
COUNTY OF           )

         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Philip G. Kupperman, known to me to be the President of WELLINGTON HOLDING, INC., the Delaware corporation that executed the foregoing instrument, and known to me to be the person who executed the foregoing instrument on behalf of said corporation, said corporation being known to me to be managing member of WELLINGTON APARTMENTS, L.L.C., the Delaware limited liability company that executed the foregoing instrument, and acknowledged to me that such corporation executed the same as such managing member and that such limited liability company executed the same for the purposes and consideration therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this _____ day of
_________________, 2003.


                               ___________________________________
                               Notary Public for State of Texas
                               Notary's Printed Name:_____________

My Commission Expires:_________

                           ALLONGE TO PROMISSORY NOTE


                  Allonge to Promissory Note, dated as of February ___, 2003 made by Wellington Apartments, L.L.C., a Delaware limited liability company, in favor of Merrill Lynch Mortgage Lending, Inc., a Delaware corporation, in the original principal amount of $ 4,400,000.


                                   ENDORSEMENT


         Pay to the order of __________________________________, without recourse or warranty.


         Dated: _____________, 2003




                                       Merrill Lynch Mortgage Lending, Inc.

                                       By:___________________________
                                       Name:_________________________
                                       Title:________________________

Wilshire - Wellington Estates Apts

Loan Amount                                                          $4,400,000
Final Interest Rate                                                      5.750%
Amortization Term                                                           360
First Due Date                                                         04/01/03
Monthly P&I                                                          $25,677.21
Ending Balance                                                       233,695.21

                               Days In          Last Day Of        Ending
                    Period       Month             Month           Balance              Interest         Principal
-------------------------------------------------------------------------------------------------------------------
                         0                                         4,400,000.00
                         1          31            03/31/03         4,396,108.90         21,786.11        $3,891.10
                         2          30            04/30/03         4,391,496.38         21,064.69        $4,612.52
                         3          31            05/31/03         4,387,563.18         21,744.01         3,933.20
                         4          30            06/30/03         4,382,909.71         21,023.74         4,653.47
                         5          31            07/31/03         4,378,933.99         21,701.49         3,975.72
                         6          31            08/31/03         4,374,938.58         21,681.81         3,995.40
                         7          30            09/30/03         4,370,224.62         20,963.25         4,713.96
                         8          31            10/31/03         4,366,186.09         21,638.68         4,038.53
                         9          30            11/30/03         4,361,430.19         20,921.31         4,755.90
                        10          31            12/31/03         4,357,348.12         21,595.14         4,082.07
                        11          31            01/31/04         4,353,245.83         21,574.93         4,102.28
                        12          29            02/29/04         4,347,732.61         20,163.99         5,513.22
                        13          31            03/31/04         4,343,582.72         21,527.31         4,149.90
                        14          30            04/30/04         4,338,718.51         20,813.00         4,864.21
                        15          31            05/31/04         4,334,523.98         21,482.68         4,194.53
                        16          30            06/30/04         4,329,616.37         20,769.59         4,907.62
                        17          31            07/31/04         4,325,376.77         21,437.61         4,239.60
                        18          31            08/31/04         4,321,116.18         21,416.62         4,260.59
                        19          30            09/30/04         4,316,144.32         20,705.35         4,971.86
                        20          31            10/31/04         4,311,838.02         21,370.91         4,306.30
                        21          30            11/30/04         4,306,821.70         20,660.89         5,016.32
                        22          31            12/31/04         4,302,469.24         21,324.75         4,352.46
                        23          31            01/31/05         4,298,095.23         21,303.20         4,374.01
                        24          28            02/28/05         4,291,640.06         19,222.04         6,455.17
                        25          31            03/31/05         4,287,212.42         21,249.58         4,427.63
                        26          30            04/30/05         4,282,078.11         20,542.89         5,134.32
                        27          31            05/31/05         4,277,603.13         21,202.23         4,474.98
                        28          30            06/30/05         4,272,422.77         20,496.85         5,180.36
                        29          31            07/31/05         4,267,899.99         21,154.43         4,522.78
                        30          31            08/31/05         4,263,354.81         21,132.03         4,545.18
                        31          30            09/30/05         4,258,106.17         20,428.58         5,248.63
                        32          31            10/31/05         4,253,512.50         21,083.54         4,593.67
                        33          30            11/30/05         4,248,216.71         20,381.41         5,295.80
                        34          31            12/31/05         4,243,574.07         21,034.57         4,642.64
                        35          31            01/31/06         4,238,908.45         21,011.59         4,665.62
                        36          28            02/28/06         4,232,188.58         18,957.34         6,719.87
                        37          31            03/31/06         4,227,466.58         20,955.21         4,722.00
                        38          30            04/30/06         4,222,045.98         20,256.61         5,420.60

                        39          31            05/31/06         4,217,273.76         20,904.99         4,772.22
                        40          30            06/30/06         4,211,804.32         20,207.77         5,469.44
                        41          31            07/31/06         4,206,981.39         20,854.28         4,822.93
                        42          31            08/31/06         4,202,134.58         20,830.40         4,846.81
                        43          30            09/30/06         4,196,592.60         20,135.23         5,541.98
                        44          31            10/31/06         4,191,694.35         20,778.96         4,898.25
                        45          30            11/30/06         4,186,102.34         20,085.20         5,592.01
                        46          31            12/31/06         4,181,152.16         20,727.02         4,950.19
                        47          31            01/31/07         4,176,177.46         20,702.51         4,974.70
                        48          28            02/28/07         4,169,177.04         18,676.79         7,000.42
                        49          31            03/31/07         4,164,143.05         20,643.22         5,033.99
                        50          30            04/30/07         4,158,419.02         19,953.19         5,724.02
                        51          31            05/31/07         4,153,331.76         20,589.95         5,087.26
                        52          30            06/30/07         4,147,555.93         19,901.38         5,775.83
                        53          31            07/31/07         4,142,414.88         20,536.16         5,141.05
                        54          31            08/31/07         4,137,248.38         20,510.71         5,166.50
                        55          30            09/30/07         4,131,395.49         19,824.32         5,852.89
                        56          31            10/31/07         4,126,174.42         20,456.15         5,221.06
                        57          30            11/30/07         4,120,268.47         19,771.25         5,905.96
                        58          31            12/31/07         4,114,992.31         20,401.05         5,276.16
                        59          31            01/31/08         4,109,690.02         20,374.93         5,302.28
                        60          29            02/29/08         4,103,048.67         19,035.86         6,641.35
                        61          31            03/31/08         4,097,687.25         20,315.79         5,361.42
                        62          30            04/30/08         4,091,644.79         19,634.75         6,042.46
                        63          31            05/31/08         4,086,226.91         20,259.32         5,417.89
                        64          30            06/30/08         4,080,129.53         19,579.84         6,097.37
                        65          31            07/31/08         4,074,654.63         20,202.31         5,474.90
                        66          31            08/31/08         4,069,152.62         20,175.20         5,502.01
                        67          30            09/30/08         4,062,973.43         19,498.02         6,179.19
                        68          31            10/31/08         4,057,413.58         20,117.36         5,559.85
                        69          30            11/30/08         4,051,178.15         19,441.77         6,235.44
                        70          31            12/31/08         4,045,559.90         20,058.96         5,618.25
                        71          31            01/31/09         4,039,913.83         20,031.14         5,646.07
                        72          28            02/28/09         4,032,304.01         18,067.39         7,609.82
                        73          31            03/31/09         4,026,592.30         19,965.51         5,711.70
                        74          30            04/30/09         4,020,209.18         19,294.09         6,383.12
                        75          31            05/31/09         4,014,437.59         19,905.62         5,771.59
                        76          30            06/30/09         4,007,996.23         19,235.85         6,441.36
                        77          31            07/31/09         4,002,164.17         19,845.15         5,832.06
                        78          31            08/31/09         3,996,303.23         19,816.27         5,860.94
                        79          30            09/30/09         3,989,774.97         19,148.95         6,528.26
                        80          31            10/31/09         3,983,852.69         19,754.93         5,922.28
                        81          30            11/30/09         3,977,264.77         19,089.29         6,587.92
                        82          31            12/31/09         3,971,280.55         19,692.98         5,984.23
                        83          31            01/31/10         3,965,266.69         19,663.35         6,013.86
                        84          28            02/28/10         3,957,323.04         17,733.55         7,943.66
                        85          31            03/31/10         3,951,240.07         19,594.25         6,082.96
                        86          30            04/30/10         3,944,495.89         18,933.03         6,744.18
                        87          31            05/31/10         3,938,349.41         19,530.73         6,146.48
                        88          30            06/30/10         3,931,543.46         18,871.26         6,805.95
                        89          31            07/31/10         3,925,332.85         19,466.60         6,210.61

                        90          31            08/31/10         3,919,091.49         19,435.85         6,241.36
                        91          30            09/30/10         3,912,193.26         18,778.98         6,898.23
                        92          31            10/31/10         3,905,886.84         19,370.79         6,306.42
                        93          30            11/30/10         3,898,925.33         18,715.71         6,961.50
                        94          31            12/31/10         3,892,553.22         19,305.10         6,372.11
                        95          31            01/31/11         3,886,149.55         19,273.54         6,403.67
                        96          28            02/28/11         3,877,852.07         17,379.72         8,297.49
                        97          31            03/31/11         3,871,375.61         19,200.75         6,476.46
                        98          30            04/30/11         3,864,248.74         18,550.34         7,126.87
                        99          31            05/31/11         3,857,704.93         19,133.40         6,543.81
                       100          30            06/30/11         3,850,512.56         18,484.84         7,192.37
                       101          31            07/31/11         3,843,900.73         19,065.39         6,611.82
                       102          31            08/31/11         3,837,256.17         19,032.65         6,644.56
                       103          30            09/30/11         3,829,965.81         18,386.85         7,290.36
                       104          31            10/31/11         3,823,252.25         18,963.65         6,713.56
                       105          30            11/30/11         3,815,894.79         18,319.75         7,357.46
                       106          31            12/31/11         3,809,111.56         18,893.98         6,783.23
                       107          31            01/31/12         3,802,294.75         18,860.39         6,816.82
                       108          29            02/29/12         3,794,229.55         17,612.02         8,065.19
                       109          31            03/31/12         3,787,339.05         18,786.71         6,890.50
                       110          30            04/30/12         3,779,809.51         18,147.67         7,529.54
                       111          31            05/31/12         3,772,847.60         18,715.31         6,961.90
                       112          30            06/30/12         3,765,248.62         18,078.23         7,598.98
                       113          31            07/31/12         3,758,214.62         18,643.21         7,034.00
                       114          31            08/31/12         3,751,145.79         18,608.38         7,068.83
                       115          30            09/30/12         3,743,442.82         17,974.24         7,702.97
                       116          31            10/31/12         3,736,300.86         18,535.24         7,141.97
                       117          30            11/30/12         3,728,526.75         17,903.11         7,774.10
                       118          31            12/31/12         3,721,310.93         18,461.39         7,215.82
                       119          31            01/31/13         3,714,059.38         18,425.66         7,251.55
                       120          28            02/28/13         3,704,992.27         16,610.10         9,067.11
                       121          31            03/31/13         3,697,659.91         18,344.86         7,332.35
                       122          30            04/30/13         3,689,700.66         17,717.95         7,959.26
                       123          31            05/31/13         3,682,292.59         18,269.14         7,408.07
                       124          30            06/30/13         3,674,259.70         17,644.32         8,032.89
                       125          31            07/31/13         3,666,775.18         18,192.69         7,484.52
                       126          31            08/31/13         3,659,253.60         18,155.63         7,521.58
                       127          30            09/30/13         3,651,110.31         17,533.92         8,143.29
                       128          31            10/31/13         3,643,511.17         18,078.07         7,599.14
                       129          30            11/30/13         3,635,292.45         17,458.49         8,218.72
                       130          31            12/31/13         3,627,614.99         17,999.75         7,677.46
                       131          31            01/31/14         3,619,899.51         17,961.73         7,715.48
                       132          28            02/28/14         3,610,411.29         16,189.00         9,488.21
                       133          31            03/31/14         3,602,610.63         17,876.55         7,800.66
                       134          30            04/30/14         3,594,195.93         17,262.51         8,414.70
                       135          31            05/31/14         3,586,314.98         17,796.26         7,880.95
                       136          30            06/30/14         3,577,822.20         17,184.43         8,492.78
                       137          31            07/31/14         3,569,860.18         17,715.19         7,962.02
                       138          31            08/31/14         3,561,858.74         17,675.77         8,001.44
                       139          30            09/30/14         3,553,248.77         17,067.24         8,609.97
                       140          31            10/31/14         3,545,165.07         17,593.52         8,083.69

                       141          30            11/30/14         3,536,475.11         16,987.25         8,689.96
                       142          31            12/31/14         3,528,308.36         17,510.46         8,166.75
                       143          31            01/31/15         3,520,101.18         17,470.03         8,207.18
                       144          28            02/28/15         3,510,166.65         15,742.67         9,934.54
                       145          31            03/31/15         3,501,869.64         17,380.20         8,297.01
                       146          30            04/30/15         3,492,972.22         16,779.79         8,897.42
                       147          31            05/31/15         3,484,590.07         17,295.06         8,382.15
                       148          30            06/30/15         3,475,609.86         16,696.99         8,980.22
                       149          31            07/31/15         3,467,141.74         17,209.10         8,468.11
                       150          31            08/31/15         3,458,631.70         17,167.17         8,510.04
                       151          30            09/30/15         3,449,527.10         16,572.61         9,104.60
                       152          31            10/31/15         3,440,929.84         17,079.95         8,597.26
                       153          30            11/30/15         3,431,740.42         16,487.79         9,189.42
                       154          31            12/31/15         3,423,055.09         16,991.88         8,685.33
                       155          31            01/31/16         3,414,326.76         16,948.88         8,728.33
                       156          29            02/29/16         3,404,464.52         15,814.97         9,862.24
                       157          31            03/31/16         3,395,644.14         16,856.83         8,820.38
                       158          30            04/30/16         3,386,237.72         16,270.79         9,406.42
                       159          31            05/31/16         3,377,327.09         16,766.58         8,910.63
                       160          30            06/30/16         3,367,832.91         16,183.03         9,494.18
                       161          31            07/31/16         3,358,831.15         16,675.45         9,001.76
                       162          31            08/31/16         3,349,784.82         16,630.88         9,046.33
                       163          30            09/30/16         3,340,158.66         16,051.05         9,626.16
                       164          31            10/31/16         3,331,019.87         16,538.42         9,138.79
                       165          30            11/30/16         3,321,303.80         15,961.14         9,716.07
                       166          31            12/31/16         3,312,071.66         16,445.07         9,232.14
                       167          31            01/31/17         3,302,793.80         16,399.35         9,277.86
                       168          28            02/28/17         3,291,887.42         14,770.83        10,906.38
                       169          31            03/31/17         3,282,509.62         16,299.41         9,377.80
                       170          30            04/30/17         3,272,561.11         15,728.69         9,948.52
                       171          31            05/31/17         3,263,087.62         16,203.72         9,473.49
                       172          30            06/30/17         3,253,046.04         15,635.63        10,041.58
                       173          31            07/31/17         3,243,475.92         16,107.10         9,570.11
                       174          31            08/31/17         3,233,858.42         16,059.71         9,617.50
                       175          30            09/30/17         3,223,676.79         15,495.57        10,181.64
                       176          31            10/31/17         3,213,961.25         15,961.68         9,715.53
                       177          30            11/30/17         3,203,684.27         15,400.23        10,276.98
                       178          31            12/31/17         3,193,869.75         15,862.69         9,814.52
                       179          31            01/31/18         3,184,006.63         15,814.09         9,863.12
                       180          28            02/28/18         3,172,569.01         14,239.59        11,437.62
                       181          31            03/31/18         3,162,600.42         15,708.62         9,968.59
                       182          30            04/30/18         3,152,077.34         15,154.13        10,523.08
                       183          31            05/31/18         3,142,007.29         15,607.16        10,070.05
                       184          30            06/30/18         3,131,385.53         15,055.45        10,621.76
                       185          31            07/31/18         3,121,213.03         15,504.71        10,172.50
                       186          31            08/31/18         3,110,990.16         15,454.34        10,222.87
                       187          30            09/30/18         3,100,219.77         14,906.83        10,770.38
                       188          31            10/31/18         3,089,892.96         15,350.39        10,326.82
                       189          30            11/30/18         3,079,021.48         14,805.74        10,871.47
                       190          31            12/31/18         3,068,589.71         15,245.43        10,431.78
                       191          31            01/31/19         3,058,106.28         15,193.78        10,483.43

                       192          28            02/28/19         3,046,105.60         13,676.53        12,000.68
                       193          31            03/31/19         3,035,510.84         15,082.45        10,594.76
                       194          30            04/30/19         3,024,378.79         14,545.16        11,132.05
                       195          31            05/31/19         3,013,676.45         14,974.88        10,702.33
                       196          30            06/30/19         3,002,439.78         14,440.53        11,236.68
                       197          31            07/31/19         2,991,628.81         14,866.25        10,810.96
                       198          31            08/31/19         2,980,764.32         14,812.72        10,864.49
                       199          30            09/30/19         2,969,369.94         14,282.83        11,394.38
                       200          31            10/31/19         2,958,395.24         14,702.51        10,974.70
                       201          30            11/30/19         2,946,893.67         14,175.64        11,501.57
                       202          31            12/31/19         2,935,807.68         14,591.22        11,085.99
                       203          31            01/31/20         2,924,666.79         14,536.33        11,140.88
                       204          29            02/29/20         2,912,536.48         13,546.89        12,130.32
                       205          31            03/31/20         2,901,280.37         14,421.10        11,256.11
                       206          30            04/30/20         2,889,505.13         13,901.97        11,775.24
                       207          31            05/31/20         2,878,134.98         14,307.06        11,370.15
                       208          30            06/30/20         2,866,248.83         13,791.06        11,886.15
                       209          31            07/31/20         2,854,763.54         14,191.91        11,485.30
                       210          31            08/31/20         2,843,221.37         14,135.04        11,542.17
                       211          30            09/30/20         2,831,167.93         13,623.77        12,053.44
                       212          31            10/31/20         2,819,508.93         14,018.21        11,659.00
                       213          30            11/30/20         2,807,341.87         13,510.15        12,167.06
                       214          31            12/31/20         2,795,564.90         13,900.24        11,776.97
                       215          31            01/31/21         2,783,729.62         13,841.93        11,835.28
                       216          28            02/28/21         2,770,501.87         12,449.46        13,227.75
                       217          31            03/31/21         2,758,542.49         13,717.83        11,959.38
                       218          30            04/30/21         2,746,083.30         13,218.02        12,459.19
                       219          31            05/31/21         2,734,003.01         13,596.93        12,080.28
                       220          30            06/30/21         2,721,426.23         13,100.43        12,576.78
                       221          31            07/31/21         2,709,223.86         13,474.84        12,202.37
                       222          31            08/31/21         2,696,961.07         13,414.42        12,262.79
                       223          30            09/30/21         2,684,206.80         12,922.94        12,754.27
                       224          31            10/31/21         2,671,820.14         13,290.55        12,386.66
                       225          30            11/30/21         2,658,945.40         12,802.47        12,874.74
                       226          31            12/31/21         2,646,433.67         13,165.47        12,511.74
                       227          31            01/31/22         2,633,859.98         13,103.52        12,573.69
                       228          28            02/28/22         2,619,961.98         11,779.21        13,898.00
                       229          31            03/31/22         2,607,257.22         12,972.45        12,704.76
                       230          30            04/30/22         2,594,073.12         12,493.11        13,184.10
                       231          31            05/31/22         2,581,240.17         12,844.26        12,832.95
                       232          30            06/30/22         2,567,931.40         12,368.44        13,308.77
                       233          31            07/31/22         2,554,969.02         12,714.83        12,962.38
                       234          31            08/31/22         2,541,942.45         12,650.65        13,026.56
                       235          30            09/30/22         2,528,445.39         12,180.14        13,497.07
                       236          31            10/31/22         2,515,287.49         12,519.32        13,157.89
                       237          30            11/30/22         2,501,662.70         12,052.42        13,624.79
                       238          31            12/31/22         2,488,372.20         12,386.70        13,290.51
                       239          31            01/31/23         2,475,015.88         12,320.90        13,356.31
                       240          28            02/28/23         2,460,407.50         11,068.82        14,608.39
                       241          31            03/31/23         2,446,912.72         12,182.43        13,494.78
                       242          30            04/30/23         2,432,960.30         11,724.79        13,952.42

                       243          31            05/31/23         2,419,329.62         12,046.53        13,630.68
                       244          30            06/30/23         2,405,245.03         11,592.62        14,084.59
                       245          31            07/31/23         2,391,477.13         11,909.30        13,767.91
                       246          31            08/31/23         2,377,641.05         11,841.13        13,836.08
                       247          30            09/30/23         2,363,356.70         11,392.86        14,284.35
                       248          31            10/31/23         2,349,381.39         11,701.90        13,975.31
                       249          30            11/30/23         2,334,961.63         11,257.45        14,419.76
                       250          31            12/31/23         2,320,845.73         11,561.30        14,115.91
                       251          31            01/31/24         2,306,659.93         11,491.41        14,185.80
                       252          29            02/29/24         2,291,667.04         10,684.32        14,992.89
                       253          31            03/31/24         2,277,336.76         11,346.93        14,330.28
                       254          30            04/30/24         2,262,571.79         10,912.24        14,764.97
                       255          31            05/31/24         2,248,097.45         11,202.87        14,474.34
                       256          30            06/30/24         2,233,192.38         10,772.13        14,905.08
                       257          31            07/31/24         2,218,572.57         11,057.40        14,619.81
                       258          31            08/31/24         2,203,880.38         10,985.02        14,692.19
                       259          30            09/30/24         2,188,763.43         10,560.26        15,116.95
                       260          31            10/31/24         2,173,923.64         10,837.42        14,839.79
                       261          30            11/30/24         2,158,663.14         10,416.72        15,260.49
                       262          31            12/31/24         2,143,674.31         10,688.38        14,988.83
                       263          31            01/31/25         2,128,611.27         10,614.17        15,063.04
                       264          28            02/28/25         2,112,453.68          9,519.62        16,157.59
                       265          31            03/31/25         2,097,236.05         10,459.58        15,217.63
                       266          30            04/30/25         2,081,608.10         10,049.26        15,627.95
                       267          31            05/31/25         2,066,237.74         10,306.85        15,370.36
                       268          30            06/30/25         2,050,461.25          9,900.72        15,776.49
                       269          31            07/31/25         2,034,936.67         10,152.63        15,524.58
                       270          31            08/31/25         2,019,335.23         10,075.76        15,601.45
                       271          30            09/30/25         2,003,334.00          9,675.98        16,001.23
                       272          31            10/31/25         1,987,576.07          9,919.29        15,757.92
                       273          30            11/30/25         1,971,422.66          9,523.80        16,153.41
                       274          31            12/31/25         1,955,506.74          9,761.28        15,915.93
                       275          31            01/31/26         1,939,512.00          9,682.47        15,994.74
                       276          28            02/28/26         1,922,508.72          8,673.93        17,003.28
                       277          31            03/31/26         1,906,350.60          9,519.09        16,158.12
                       278          30            04/30/26         1,889,807.98          9,134.60        16,542.61
                       279          31            05/31/26         1,873,487.95          9,357.17        16,320.04
                       280          30            06/30/26         1,856,787.87          8,977.13        16,700.08
                       281          31            07/31/26         1,840,304.34          9,193.68        16,483.53
                       282          31            08/31/26         1,823,739.19          9,112.06        16,565.15
                       283          30            09/30/26         1,806,800.73          8,738.75        16,938.46
                       284          31            10/31/26         1,790,069.69          8,946.17        16,731.04
                       285          30            11/30/26         1,772,969.90          8,577.42        17,099.79
                       286          31            12/31/26         1,756,071.35          8,778.66        16,898.55
                       287          31            01/31/27         1,739,089.13          8,694.99        16,982.22
                       288          28            02/28/27         1,721,189.52          7,777.59        17,899.62
                       289          31            03/31/27         1,704,034.59          8,522.28        17,154.93
                       290          30            04/30/27         1,686,522.54          8,165.17        17,512.04
                       291          31            05/31/27         1,669,195.96          8,350.63        17,326.58
                       292          30            06/30/27         1,651,516.98          7,998.23        17,678.98
                       293          31            07/31/27         1,634,017.07          8,177.30        17,499.91

                       294          31            08/31/27         1,616,430.52          8,090.65        17,586.56
                       295          30            09/30/27         1,598,498.70          7,745.40        17,931.81
                       296          31            10/31/27         1,580,736.28          7,914.79        17,762.42
                       297          30            11/30/27         1,562,633.43          7,574.36        18,102.85
                       298          31            12/31/27         1,544,693.43          7,737.21        17,940.00
                       299          31            01/31/28         1,526,664.60          7,648.38        18,028.83
                       300          29            02/29/28         1,508,058.81          7,071.43        18,605.78
                       301          31            03/31/28         1,489,848.59          7,466.99        18,210.22
                       302          30            04/30/28         1,471,310.24          7,138.86        18,538.35
                       303          31            05/31/28         1,452,918.06          7,285.03        18,392.18
                       304          30            06/30/28         1,434,202.75          6,961.90        18,715.31
                       305          31            07/31/28         1,415,626.83          7,101.30        18,575.91
                       306          31            08/31/28         1,396,958.94          7,009.32        18,667.89
                       307          30            09/30/28         1,377,975.49          6,693.76        18,983.45
                       308          31            10/31/28         1,359,121.17          6,822.89        18,854.32
                       309          30            11/30/28         1,339,956.42          6,512.46        19,164.75
                       310          31            12/31/28         1,320,913.86          6,634.65        19,042.56
                       311          31            01/31/29         1,301,777.00          6,540.36        19,136.85
                       312          28            02/28/29         1,281,921.63          5,821.84        19,855.37
                       313          31            03/31/29         1,262,591.71          6,347.29        19,329.92
                       314          30            04/30/29         1,242,964.42          6,049.92        19,627.29
                       315          31            05/31/29         1,223,441.61          6,154.40        19,522.81
                       316          30            06/30/29         1,203,626.73          5,862.32        19,814.89
                       317          31            07/31/29         1,183,909.14          5,959.62        19,717.59
                       318          31            08/31/29         1,164,093.92          5,861.99        19,815.22
                       319          30            09/30/29         1,143,994.66          5,577.95        20,099.26
                       320          31            10/31/29         1,123,981.82          5,664.36        20,012.85
                       321          30            11/30/29         1,103,690.35          5,385.75        20,291.46
                       322          31            12/31/29         1,083,477.94          5,464.80        20,212.41
                       323          31            01/31/30         1,063,165.45          5,364.72        20,312.49
                       324          28            02/28/30         1,042,242.96          4,754.71        20,922.50
                       325          31            03/31/30         1,021,726.30          5,160.55        20,516.66
                       326          30            04/30/30         1,000,944.86          4,895.77        20,781.44
                       327          31            05/31/30           980,223.71          4,956.07        20,721.14
                       328          30            06/30/30           959,243.41          4,696.91        20,980.30
                       329          31            07/31/30           938,315.79          4,749.59        20,927.62
                       330          31            08/31/30           917,284.54          4,645.97        21,031.24
                       331          30            09/30/30           896,002.66          4,395.32        21,281.89
                       332          31            10/31/30           874,761.90          4,436.46        21,240.75
                       333          30            11/30/30           853,276.26          4,191.57        21,485.64
                       334          31            12/31/30           831,823.95          4,224.90        21,452.31
                       335          31            01/31/31           810,265.43          4,118.68        21,558.53
                       336          28            02/28/31           788,211.90          3,623.69        22,053.52
                       337          31            03/31/31           766,437.44          3,902.74        21,774.47
                       338          30            04/30/31           744,432.74          3,672.51        22,004.70
                       339          31            05/31/31           722,441.51          3,685.98        21,991.23
                       340          30            06/30/31           700,226.00          3,461.70        22,215.51
                       341          31            07/31/31           678,015.88          3,467.09        22,210.12
                       342          31            08/31/31           655,695.79          3,357.12        22,320.09
                       343          30            09/30/31           633,160.45          3,141.88        22,535.33
                       344          31            10/31/31           610,618.27          3,135.02        22,542.19

                       345          30            11/30/31           587,866.94          2,925.88        22,751.33
                       346          31            12/31/31           565,100.48          2,910.76        22,766.45
                       347          31            01/31/32           542,221.31          2,798.03        22,879.18
                       348          29            02/29/32           519,055.63          2,511.54        23,165.67
                       349          31            03/31/32           495,948.47          2,570.05        23,107.16
                       350          30            04/30/32           472,647.68          2,376.42        23,300.79
                       351          31            05/31/32           449,310.73          2,340.26        23,336.95
                       352          30            06/30/32           425,786.47          2,152.95        23,524.26
                       353          31            07/31/32           402,217.49          2,108.23        23,568.98
                       354          31            08/31/32           378,531.82          1,991.54        23,685.67
                       355          30            09/30/32           354,668.41          1,813.80        23,863.41
                       356          31            10/31/32           330,747.30          1,756.10        23,921.11
                       357          30            11/30/32           306,654.92          1,584.83        24,092.38
                       358          31            12/31/32           282,496.08          1,518.37        24,158.84
                       359          31            01/31/33           258,217.62          1,398.75        24,278.46
                       360          28            02/28/33           233,695.21          1,154.81        24,522.40